SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   June 27, 2003

Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2003-1

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-103709	83-0349353
333-103709-01	90-6024111
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road, Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)

(248) 754-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On June 27, 2003, Volkswagen Auto Loan Enhanced Trust 2003-1 (the “Issuer” or “Co-Registrant”) publicly issued U.S.$315,000,000 of Class A-1 1.005% Asset Backed Notes due July 20, 2004, U.S.$370,000,000 of Class A-2 1.110% Asset Backed Notes due December 20, 2005, U.S.$385,000,000 of Class A-3 1.490% Asset Backed Notes due May 21, 2007, U.S.$214,173,000 of Class A-4 1.930% Asset Backed Notes due January 20, 2010 (the “Class A Notes”) pursuant to a registration statement (No. 333-103709) declared effective on April 2, 2003. The joint bookrunners for the issuance of the Class A Notes were Banc One Capital Markets, Inc. and Morgan Stanley & Co. Incorporated, and the co-managers were ABN AMRO Incorporated, Barclays Capital Inc, SG Cowen Securities Corporation, and The Williams Capital Group, L.P. The Issuer also issued Class B Notes which will be retained by Volkswagen Public Auto Loan Securitization, LLC (the “Registrant”) and one equity certificate representing the entire beneficial interest of the Issuer. The net proceeds from the sale of the Class A Notes, which amounted to U.S.$1,282,141,590, were used by the Issuer to purchase a pool of retail motor vehicle installment sale contracts and/or installment loans that are secured by new and used automobiles and light-duty trucks originated by VW Credit, Inc., a Delaware corporation (“VCI”), or Volkswagen Bank USA, a Utah industrial loan corporation, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired the receivables from VCI. The Issuer also used the net proceeds from the sale of the Class A Notes for general expenses related to the Issuer.

Item 7. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

EXHIBIT INDEX

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of June 18, 2003, among the Registrant, VCI and Banc One Capital Markets, Inc., as representative for the several Underwriters therein.

4.1	Indenture dated, June 27, 2003, between the Issuer and The Bank of New York, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated June 27, 2003, between the Registrant and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as owner trustee for the Issuer.

10.1	Purchase Agreement, dated as of June 27, 2003, between VCI and the Registrant.

10.2	Sale and Servicing Agreement, dated as of June 27, 2003, among the Issuer, the Registrant, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of June 27, 2003, among the Issuer, VCI as administrator, and the Indenture Trustee.

25.1	Statement of Eligibility on Form T-1 of the Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-103709, filed on May 9, 2003).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Public Auto Loan Securitization, LLC and the Co-Registrant, Volkswagen Auto Loan Enhanced Trust 2003-1 by its Administrator, VW Credit, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 3, 2003	VOLKSWAGEN PUBLIC AUTO LOAN SECURITIZATION, LLC

By: /s/ Peter Schupp
Name: Peter Schupp
Title: President

By: /s/ Frank Witter
Name: Frank Witter
Title: Chief Financial Officer

July 3, 2003	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2003-1 By: VW Credit, Inc., as Administrator of the Volkswagen Auto Loan Trust 2003-1

By: /s/ Peter Schupp
Name: Peter Schupp
Title: Treasurer

By: /s/ Frank Witter
Name: Frank Witter
Title: Chief Financial Officer